SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 2013

Stewardship Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-33377	22-3351447
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)     On January 28, 2013, the Audit Committee of the Board of Directors of Stewardship Financial Corporation (the "Corporation") completed a competitive process concerning the appointment of the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Audit Committee invited several firms to participate in this process. As a result of this process and following careful deliberation, on January 28, 2013, the Audit Committee notified Crowe Horwath LLP (“Crowe”), the Corporation’s current independent registered public accounting firm, that it had determined not to renew Crowe’s engagement as such for the fiscal year ending December 31, 2013. The non-renewal of Crowe’s engagement as the Corporation’s independent registered public accounting firm for the audit of its consolidated financial statements became effective on March 28, 2013.

In connection with the audits of the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 and the subsequent period through the date of this Current Report on Form 8-K/A, there were: (i) no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference in connection with their opinion to the subject matter of the disagreement(s); and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Further, the audit reports of Crowe relating to the Corporation’s consolidated financial statements as of and for the fiscal years ending December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Corporation provided Crowe with a copy of this Current Report on Form 8-K/A prior to filing it with the Securities and Exchange Commission (the “SEC”) and requested and received from Crowe a letter addressed to the SEC stating that Crowe agrees with the statements made herein. A copy of that letter, dated March 29, 2013, is attached as Exhibit 16.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b)      On January 28, 2013, the Audit Committee concurrently approved the selection of KPMG LLP (“KPMG”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013. A definitive engagement letter was executed by the Corporation and KPMG on March 18, 2013. During the two fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through the date of filing of this Form 8-K/A, neither the Corporation nor anyone acting on the Corporation’s behalf consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation by KPMG that was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement or a reportable event, as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

2

Item 9.01. Financial Statements and Exhibits

(d)

Exhibit No.	Description

Exhibit 16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated as of March 29, 2013.

3

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 29, 2013	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer

4